CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Erik Lagerway, President and COO of Xten Networks, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the quarterly report on Form 10-QSB of Xten Networks, Inc. for the nine month period ended January 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Xten Networks Inc.

Dated: March 17, 2005

/s/ Erik Lagerway

Erik Lagerway

President and COO (Principal Executive Officer)